Putnam
Master
Intermediate
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Master Intermediate Income Trust was clearly among the beneficiaries as jittery investors continued to flee equities for safer havens in the wake of a worldwide economic decline and global markets' general unease. At fiscal year's end on September 30, 2001, the fund's performance was in positive territory, a consequence, at least in part, of the brisk demand for fixed-income securities.

It is important for shareholders to keep in mind Putnam's commitment to style consistency. In your fund's case, its high-quality bonds are providing a measure of safety during the current market turbulence, while the lower-rated holdings await the opportunity to perform well when the markets and the underlying economy turn more positive.

In the following report, David Waldman and the Core Fixed Income Team provide a detailed discussion of the market environment during the fiscal year just ended. Then they offer their views of what we can expect in the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

David L. Waldman
and the Core Fixed
Income Team

The fiscal year ended September 30, 2001, was a challenging period for Putnam Master Intermediate Income Trust. The U.S. economy's rapid deceleration in the fall of 2000 was followed by continued difficulties in 2001. Equity markets declined sharply, led by the struggling technology and telecommunications sectors. In the bond market, the higher-quality sectors performed well, while results in the lower-quality sectors and in emerging markets were poor. Finally, the period ended on a particularly tragic note, with the terrorist attacks on September 11 that sent financial markets down sharply in the final weeks of the period. In this difficult environment, your fund's performance at net asset value was relatively flat. The fund's market price showed stronger returns, reflecting the generally favorable attitudes among investors for fixed-income investments.

Total return for 12 months ended 9/30/01

               NAV            Market price
-----------------------------------------------------------------------
              0.58%              3.06%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 8.

* AMID HEIGHTENED UNCERTAINTY, INVESTORS SOUGHT QUALITY

Throughout the period, world markets showed continued volatility amid fears that the U.S. economy might enter a recession. In January 2001, the Federal Reserve Board responded by signaling an end to its tightening policy and beginning a program of interest-rate cuts, eventually reducing the federal funds rate from 6.50% to 3.00% as of the close of the reporting period. This was one of the fastest and most aggressive series of cuts in the history of the Fed, and the bond market generally benefited. The decline in interest rates, however, led to a reduction in the fund's dividend in June 2001.



[GRAPHIC OMITTED: horizontal bar chart TOP FIVE COUNTRY ALLOCATIONS (INTERNATIONAL SECTOR)]

TOP FIVE COUNTRY ALLOCATIONS (INTERNATIONAL SECTOR)*

Germany      5.3%

Canada       3.0%

Russia       2.7%

Mexico       2.3%

Brazil       2.3%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


Hopes for a quick economic recovery, however, soon proved overly optimistic as corporate profits continued to sag and the equity markets struggled to stay afloat. In the aftermath of the September 11 events, most positive returns were shattered as investors took flight from riskier asset classes and rushed to the relative security of government bonds.

As your fund began the second half of its 2001 fiscal year, fixed-income investments had begun to lose some of their appeal. The Fed appeared to have staved off a recession in the United States. Equity markets generally stabilized, despite a rise in unemployment and disappointing corporate earnings. Nevertheless, consumer confidence and spending remained steady, albeit on a lower level, and an upturn in the stock market seemed possible.

Through the summer, the Fed continued easing, which was helpful for bond markets generally. The stock market's performance was lackluster, reflecting poor second-quarter earnings and uncertainty about the timing of a recovery. In the bond market, the high-yield sector was hurt by poor returns in telecommunications bonds, but most other industry sectors showed strong performance, especially the higher-quality BB-rated issues. Treasuries, mortgage-backed securities, and corporate investment-grade bonds also performed well during the summer. The fund's international position in developed markets held up, while holdings in emerging markets struggled amid concerns about Argentina.

After September 11, the Fed acted quickly to support the already weakened economy by cutting interest rates by another half percentage point in an unscheduled meeting just before the markets reopened. Central banks worldwide lowered short-term rates in an attempt to minimize the damage of the attacks on the fragile world markets.


"For bond investors, slow but steady -- the tortoise approach -- has won the race this year. People who viewed bonds as hopelessly boring in the late 1990s suddenly appreciate what these corporate or government IOUs can do for a portfolio."

-- Los Angeles Times, 10/3/01


In seeking to minimize risk and uncertainty, investors turned primarily to investment-grade fixed-income securities. The U.S. Treasury market fared the best as investors moved assets into government-backed bonds, a traditional safe haven in times of uncertainty. This was evident in the dramatic steepening of the Treasury yield curve. After beginning the calendar year in a basically flat position, the curve steepened considerably as the Fed lowered short-term rates a total of eight times during the fund's reporting period, while rates on long-term bonds fell more modestly. Long-term rates were pressured in part by concerns over the possibility of inflation and a reduced budget surplus. After September 30, the Fed lowered interest rates two more times for an additional percentage point.

The events of September 11 wreaked havoc on the lower-rated fixed-income sectors as concerned investors shunned the added risk of these securities. Credit spreads (the difference in yield between Treasuries and bonds with greater risk) immediately widened to historic levels, while investors sold off higher-risk fixed-income investments.

* HIGH-YIELD BONDS SHOWED SIGNS OF IMPROVEMENT, THEN FALTERED

High-yield bonds encountered much difficulty in 2000 at the hands of volatile equity markets, increasing defaults, and slowing economic growth. Credit spreads widened during the fourth quarter of 2000 and then narrowed in January, allowing the sector to recoup some of these losses. The surprise interest-rate cut in early January sparked a rally that endured through mid February and our increased weighting in high-yields at that time helped performance.

Deteriorating economic and corporate fundamentals, however, dampened performance for the rest of the period, offsetting much of the previous gains. In particular, continued woes in the telecommunications sector, beset the market again in the second quarter. In the latter weeks of September, credit spreads widened further because of heightened fears of recession, and the sector declined sharply. Nevertheless, we believe the high-yield sector will perform well as defaults peak, valuations remain attractive, and economic recovery seems likely.


[GRAPHIC OMITTED: horizontal bar chart TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS
PER SECTOR

FOREIGN BONDS

Germany (Federal Republic of)
bonds Ser. 132, 4 1/8s, 2004

Russia (Federation of)
unsub. 10s, 2007

Sweden (Government of)
Ser. 1045, 5 1/4s, 2011

HIGH-YIELD BONDS

Allied Waste Industries, Inc.
company guaranty Ser. B, 10s, 2009

Echostar Broadband Corp.
sr. notes 10 3/8s, 2007

HMH Properties, Inc.
company guaranty Ser. B, 7 7/8s, 2008

U.S. INVESTMENT-GRADE
SECURITIES

U.S. Treasury Notes
5 3/4s, August 15, 2010

U.S. Treasury Notes
2 3/4s, September 30, 2003

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from December 1, 2029
to June 1, 2031

Footnote reads:
These holdings represent 16.7% of the fund's net assets as of 9/30/01. Portfolio holdings will vary over time.


* NON-U.S. SECTOR DELIVERED SOLID PERFORMANCE DESPITE STUMBLING EMERGING
  MARKETS

International bonds in developed markets performed well during the annual period as the global economy slowed and central banks worldwide initiated monetary easing policies. Global sovereign bonds continued to advance subsequent to the September 11 attacks. G-7 government bonds (issued by the Group of Seven, the seven largest industrialized nations) benefited from a flight-to-quality bid from investors in reaction to the increased political and economic uncertainty caused by the tragic events in the United States.

As a result of the fragile state of the global economy at the time of the attacks, central banks initiated a coordinated round of easings in an attempt to limit negative effects on economic activity. Lower interest rates, in addition to heightened investor aversion to equity markets and a weakening U.S. dollar, helped boost returns for U.S. investors. The fund's holdings in Greece and Germany contributed positively to performance.

Despite a volatile period, emerging markets had generated positive returns primarily because of their attractive valuation levels. However, the emerging-bond market collapsed in July as Argentina struggled to avoid default. The market suffered considerably after the terrorist attacks as investors pulled back from riskier assets. Country selection, such as positions in Mexico and Russia, was favorable for fund performance.

* UNCERTAIN OUTLOOK SHOULD BENEFIT BOND MARKET

The terrorist attacks have significantly altered the economic landscape, postponing the anticipated economic recovery at least until the second half of next year. While the U.S. economy now faces the risk of a recession, we believe the aggressive monetary and fiscal policies that are being implemented have strong potential to stimulate the economy.

With little reason for concern over inflation, we expect the Fed to continue bolstering the economy by cutting rates further in the near term. We continue to monitor the fixed-income universe closely and look for positive fundamentals and attractive valuations. Within the investment-grade market, we will continue to take advantage of opportunities in the mortgage-backed sector, which should benefit as volatility returns to more typical levels.

We do expect near-term volatility in the high-yield market, however, as investors continue to trade on uncertainty rather than fundamentals. However, as defaults roll over and the economy returns to trend-line growth, the high-yield sector should benefit. We believe that the market has already taken into account a recessionary economic environment and an increase in defaults, and the positive policy response should lend some stability to the markets.

Within the international marketplace, we continue to take advantage of opportunities in the developed market universe by focusing on positions in Germany and maintaining minimal exposure in Japan. Although valuations are attractive, we are cautious with regard to the emerging markets sector where economic and political uncertainties remain. Overall, we believe that fixed-income investments should benefit as aggressive government spending and monetary easing takes hold.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. International investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds will affect the issuers' ability to pay principal and interest.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees.
He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries.
We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Master Intermediate Income Trust is designed for investors seeking high current income and relative stability of net asset value through U.S. government, high-yield, and international fixed-income securities with limited maturities.


TOTAL RETURN FOR PERIODS ENDED 9/30/01

                                                         Market
                               NAV                       price
----------------------------------------------------------------------
1 year                        0.58%                       3.06%
----------------------------------------------------------------------
5 years                      19.70                       26.68
Annual average                3.66                        4.84
----------------------------------------------------------------------
10 years                     96.40                       91.30
Annual average                6.98                        6.70
----------------------------------------------------------------------
Annual average
(life of fund,
since 4/29/88)                7.32                        6.12
----------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                    Lehman        Salomon Bros.
                  Intermediate      Non-U.S.         CSFB
                  Government/     World Govt.      High Yield    Consumer
                 Credit Index     Bond Index      Bond Index    price index
-----------------------------------------------------------------------------
1 year             12.91%            4.47%         -4.94%           2.65%
-----------------------------------------------------------------------------
5 years            44.19             6.92          15.93           12.93
Annual average      7.59             1.35           3.00            2.46
-----------------------------------------------------------------------------
10 years          102.39            83.97         111.14           29.88
Annual average      7.30             6.28           7.76            2.65
-----------------------------------------------------------------------------
Annual average
(life of fund,
since 4/29/88)      8.03             6.01           8.27            3.18
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

--------------------------------------------------------------------------
Distributions from common shares
--------------------------------------------------------------------------
Number                                          12
--------------------------------------------------------------------------
Income                                       $0.4592
--------------------------------------------------------------------------
Capital gains                                   --
--------------------------------------------------------------------------
Return of
capital 1                                    $0.1448
--------------------------------------------------------------------------
  Total                                      $0.6040
--------------------------------------------------------------------------
Share value:                          NAV            Market price
--------------------------------------------------------------------------
9/30/00                              $7.13              $6.438
--------------------------------------------------------------------------
9/30/01                               6.54               6.050
--------------------------------------------------------------------------
Current return
--------------------------------------------------------------------------
Current
dividend
rate 2                                8.26%               8.93%
--------------------------------------------------------------------------

1 See page 46.

2 Income portion of most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Intermediate Government/Credit Index* is an unmanaged list of U.S. government and corporate securities with maturities between 1 and
9.99 years.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Credit Suisse First Boston High Yield Bond Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the fund's portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                                  KPMG  LLP
Boston, Massachusetts
November 2, 2001



THE FUND'S PORTFOLIO
September 30, 2001

CORPORATE BONDS AND NOTES (47.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (5.9%)
-------------------------------------------------------------------------------------------------------------------
$           730,000 Acetex Corp. 144A sr. notes 10 7/8s, 2009 (Canada)                               $      704,450
            900,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        801,000
            300,000 Airgas, Inc. 144A sr. sub. notes 9 1/8s, 2011                                           306,000
            510,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            474,300
            220,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                   214,500
            120,400 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      51,772
          1,000,000 Armco, Inc. sr. notes 9s, 2007                                                          970,000
            270,000 Avecia Group PLC company guaranty 11s, 2009
                    (United Kingdom)                                                                        256,500
          1,840,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                           1,398,400
            530,000 Centaur Mining & Exploration company guaranty 11s, 2007
                    (Australia) (In default) (NON)                                                           63,600
            260,000 Doe Run Resources Corp. company guaranty Ser. B,
                    11 1/4s, 2005                                                                           104,000
            130,000 Doe Run Resources Corp. company guaranty Ser. B,
                    11 1/4s, 2005                                                                            62,400
            300,000 Doe Run Resources Corp. company guaranty FRN Ser. B,
                    9.38s, 2003                                                                             120,000
            835,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                  317,300
          1,800,000 Equistar Chemicals LP/Equistar Funding Corp. 144A sr. notes
                    10 1/8s, 2008                                                                         1,667,821
            840,000 Fibermark, Inc. 144A sr. notes 10 3/4s, 2011                                            747,600
          1,040,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                915,200
            220,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                  158,400
            160,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  115,200
          1,300,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                     338,000
            450,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                              400,500
            170,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                       168,300
             20,000 Georgia-Pacific Group notes 8 1/8s, 2011                                                 20,061
          1,560,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                    1,497,600
          1,140,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         364,800
             80,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                          25,600
          2,020,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           1,737,200
            410,000 Huntsman Packaging Corp. company guaranty 13s, 2010                                     344,400
            360,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                           355,158
            810,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                           798,417
          1,630,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                    1,601,475
             70,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                            69,650
             30,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                  29,250
             60,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                            51,000
          1,685,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                         1,213,200
          1,200,000 LTV Corp. (The) company guaranty 11 3/4s, 2009
                    (acquired various dates 11/2/99 to 2/10/00, cost $1,215,418)
                    (In default) (NON) (RES)                                                                 24,000
             20,000 LTV Corp. (The) 144A company guaranty 8.2s, 2007
                    (acquired 12/19/00, cost $2,500,000) (In default) (NON) (RES)                               550
          1,520,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 1,383,200
            960,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              868,800
            710,000 Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                                 582,200
EUR         210,000 Messer Griesheim Holdings AG sr. notes 10 3/8s,
                    2011 (Germany)                                                                          177,916
$           910,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                   854,162
            870,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010
                    (In default) (NON)                                                                       87,000
            430,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     163,400
            370,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                         362,600
            348,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                  325,380
            410,000 Owens-Illinois, Inc. deb. 7 1/2s, 2010                                                  307,500
            370,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              277,500
            630,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              497,700
            347,000 P&L Coal Holdings Corp. company guaranty Ser. B,
                    9 5/8s, 2008                                                                            359,145
            920,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      933,800
          2,000,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (Canada) (In default) (NON)                                                720,000
            466,000 Pioneer Americas Acquisition company guaranty 9 1/4s,
                    2007 (In default) (NON)                                                                 149,120
            340,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                   127,500
            760,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                               285,000
            550,000 Potlatch Corp. 144A sr. sub. notes 10s, 2011                                            557,854
          1,160,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   1,148,400
          2,190,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         2,036,700
            810,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             567,000
            325,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s, 2008
                    (In default) (NON)                                                                        9,750
          1,040,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s,
                    2006 (In default) (NON)                                                                 832,000
            310,000 Stone Container Corp. 144A company guaranty 11 1/2s,
                    2006 (Canada)                                                                           317,750
            515,089 Stone Container Corp. bank term loan FRN Ser. H, 7 1/8s,
                    2006 (acquired 7/17/00, cost $515,088) (RES)                                            512,642
          1,660,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          1,684,900
            350,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            350,000
          1,040,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009
                    (Canada)                                                                              1,034,800
            610,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011
                    (Canada)                                                                                610,000
            200,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                          158,000
            790,000 United States Steel, LLC 144A company guaranty
                    10 3/4s, 2008                                                                           718,900
            940,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             676,800
             70,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                           14,000
            780,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007
                    (In default) (NON)                                                                       20,475
            410,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       168,100
                                                                                                      -------------
                                                                                                         38,367,598

Capital Goods (3.4%)
-------------------------------------------------------------------------------------------------------------------
          1,130,000 Alliant Techsystems, Inc. 144A sr. sub. notes 8 1/2s, 2011                            1,130,000
            330,000 Allied Waste North America, Inc. Structured Notes 8.20s
                    (Issued by Credit and Repackaged Securities Limited),
                    2006 (Cayman Islands)                                                                   331,650
          4,830,000 Allied Waste Industries, Inc. company guaranty Ser. B, 10s, 2009                      4,830,000
            370,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                            361,675
            580,000 Applied Extrusion Technologies, Inc. 144A sr. notes
                    10 3/4s, 2011                                                                           580,000
            200,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                   140,000
          1,140,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                      798,000
          1,035,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          724,500
            120,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                   79,200
            810,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      526,500
          2,270,000 Blount, Inc. company guaranty 13s, 2009                                                 976,100
            380,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                         374,000
            320,000 Case Corp. notes 7 1/4s, 2005                                                           281,600
          1,000,000 Decrane Aircraft Holdings Co. company guaranty Ser. B,
                    12s, 2008                                                                               910,000
          1,320,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        1,379,400
            750,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                375,000
            460,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                               69,000
            330,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                              330,000
          1,130,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,130,000
            410,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             422,300
          1,550,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                1,457,000
            100,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                                76,000
             60,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                 51,000
          1,600,000 Sequa Corp. sr. notes 9s, 2009                                                        1,376,000
            410,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              348,500
          1,350,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               1,174,500
             20,000 Terex Corp. company guaranty 8 7/8s, 2008                                                18,425
            330,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                      313,500
            260,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       236,600
            490,000 U.S. Can Corp. company guaranty Ser. B, 12 3/8s, 2010                                   436,100
            500,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                        410,000
            390,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 335,400
                                                                                                      -------------
                                                                                                         21,981,950

Communication Services (5.7%)
-------------------------------------------------------------------------------------------------------------------
          1,070,000 360Networks, Inc. sr. notes 13s, 2008 (Canada) (In default) (NON)                        10,700
            200,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          126,000
            110,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   100,100
            550,000 Alamosa Delaware, Inc. 144A sr. notes 13 5/8s, 2011                                     519,750
            380,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                     zero % (12 7/8s, 2/15/05), 2010 (STP)                                                  182,400
            513,019 American Cellular Corp. bank term loan FRN Ser. C, 6.83s,
                    2009 (acquired 2/29/00, cost $513,019) (RES)                                            502,652
            820,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                   762,600
            720,000 American Tower Corp. sr. notes 9 3/8s, 2009                                             612,000
            400,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008
                    (In default) (NON)                                                                        4,000
            290,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)                            147,900
            460,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                      184,000
            400,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                   88,000
          1,030,000 Celcaribe S.A. sr. notes 13 1/2s, 2004                                                  618,000
            900,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                          126,000
            145,000 Covad Communications Group, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 3/15/03), 2008 (STP)                             13,775
            600,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009
                    (In default) (NON)                                                                       96,000
             30,000 Covad Communications Group, Inc. sr. notes Ser. B, 12s, 2010
                    (In default) (NON)                                                                        4,800
            350,000 Crown Castle International Corp. sr. disc. notes
                    stepped-coupon zero % (11 1/4s, 8/1/04), 2011 (STP)                                     196,000
            170,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                                158,100
          1,090,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                 937,400
          2,430,000 Cybernet Internet Services International, Inc. 144A sr. disc.
                    notes stepped-coupon zero % (13s, 8/15/04), 2009
                    (Denmark) (STP)                                                                          36,450
            200,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                     204,000
            940,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              977,600
          1,500,000 Econophone, Inc. company guaranty 13 1/2s, 2007
                    (In default) (NON)                                                                       30,000
            535,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom) (In default) (NON)                                                       8,025
            850,000 Equinix, Inc. sr. notes 13s, 2007                                                       297,500
            100,000 Exodus Communications, Inc. sr. notes 11 5/8s, 2010
                    (In default) (NON)                                                                       11,500
            880,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009
                    (In default) (NON)                                                                       96,800
            220,000 Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008
                    (In default) (NON)                                                                       25,300
            110,000 FLAG Telecom Holdings, Ltd. sr. notes 11 5/8s, 2010 (Bermuda)                            39,600
            580,000 FLAG, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        353,800
            710,000 Focal Communications Corp. sr. sub. notes stepped-coupon
                    Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                           134,900
             50,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008
                    (Bermuda)                                                                                21,750
            630,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s, 2009
                    (Bermuda)                                                                               261,450
          1,880,000 Global Crossing Holdings, Ltd. company guaranty 8.7s, 2007
                    (Bermuda)                                                                               780,200
          1,500,000 Globix Corp. sr. notes 12 1/2s, 2010                                                    345,000
          1,050,000 Horizon PCS, Inc. company guaranty stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                              430,500
            160,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes Ser. B,
                    13s, 2003                                                                                64,000
          1,220,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes 12s, 2007                        414,800
             10,000 ICG Holdings, Inc. company guaranty 12 1/2s, 2006
                    (In default) (NON)                                                                          900
          2,420,000 ICG Holdings, Inc. sr. sub. notes 13 1/2s, 2005 (In default) (NON)                      266,200
             60,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                             61,800
            430,000 Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                          441,825
            630,000 Intermedia Communications, Inc. sr. sub. notes Ser. B, zero %
                    (12 1/4s, 3/1/04), 2009 (STP)                                                           582,334
            910,000 Ipcs Inc. sr. disc. notes stepped-coupon zero % (14s, 7/15/05),
                    2010 (STP)                                                                              455,000
          1,150,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                     1,161,500
            270,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                              263,250
            750,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                         751,875
            590,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           495,600
          1,245,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                     87,150
            490,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                           318,500
            310,000 Level 3 Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/2s, 12/1/03), 2008 (STP)                                                    83,700
            180,000 Level 3 Communications, Inc. sr. notes 11 1/4s, 2010                                     76,500
          2,790,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                      1,213,650
            580,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                     249,400
            770,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     469,700
            940,000 McCaw International, Ltd. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/02), 2007 (STP)                                                       216,200
             80,000 McLeodUSA, Inc. sr. notes 11 3/8s, 2009                                                  23,200
            860,000 McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                  292,400
            220,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                               2,200
            180,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                           1,800
            190,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                            1,900
            530,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                       66,250
            880,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                              110,000
          1,300,000 Microcell Telecommunications sr. disc. notes stepped-coupon
                    Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                      585,000
          1,251,000 Millicom International Cellular SA sr. disc. notes 13 1/2s, 2006
                    (Luxembourg)                                                                            875,700
          1,180,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         932,200
          3,770,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    2,318,550
            890,000 Nextel International, Inc. sr. notes 12 3/4s, 2010                                      195,800
            530,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               333,900
            320,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               201,600
            920,000 Nextlink Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 12/1/04), 2009 (STP)                                                    69,000
          1,000,000 Nextlink Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/4s, 6/1/04), 2009 (STP)                                                     85,000
            150,000 Nextlink Communications, Inc. sr. notes 9 5/8s, 2007                                     39,000
            610,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                   170,800
            620,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005
                    (In default) (NON)                                                                      102,300
            410,000 Orion Network systems, Inc. sr. notes 11 1/4s, 2007                                     151,700
            950,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (STP)                                                            26,125
          1,195,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                          1,195,000
            530,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                  31,800
            840,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                      50,400
            130,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                               7,800
            110,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010
                    (In default) (NON)                                                                        5,500
            550,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                  522,500
            710,000 RSL Communications PLC company guaranty 12 7/8s, 2010
                    (United Kingdom) (In default) (NON)                                                      21,300
            500,000 RSL Communications PLC company guaranty stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (United Kingdom)
                    (In default) (NON) (STP)                                                                 13,750
            770,000 RSL Communications, Ltd. company guaranty 12 1/4s, 2006
                    (Bermuda) (In default) (NON)                                                             21,175
            270,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                263,925
            600,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                        486,000
            970,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 4/15/04), 2009 (STP)                                                          305,550
          1,270,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 7/8s, 3/15/05), 2010 (STP)                                                   330,200
          1,000,000 Startec Global Communications Corp. sr. notes 12s, 2008                                  35,000
            320,000 Tele1 Europe B.V. sr. notes 13s, 2009 (Netherlands)                                      67,200
          1,330,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     1,170,400
            300,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                       207,000
            130,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                         89,700
            960,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                         825,600
            480,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          475,200
             70,000 Triton PCS, Inc. company guaranty stepped-coupon zero %
                    (11s, 5/01/03), 2008 (STP)                                                               58,100
          1,670,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                       684,700
          1,070,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                   588,500
             30,000 USA Mobile Communications, Inc. sr. notes 9 1/2s, 2004
                    (In default) (NON)                                                                        1,200
            180,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                              44,100
            510,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                               124,950
            270,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                            2,830
          1,760,000 Viatel, Inc. sr. notes 11 1/4s, 2008 (In default) (NON)                                  37,400
          2,480,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                    2,836,128
          1,500,000 Western Wireless Corp. bank term loan FRN Ser. B,
                    6 3/8s, 2008 (acquired 4/24/00, cost $1,498,125) (RES)                                1,481,876
            290,000 Western Wireless Corp. 144A sr. sub. notes 10 1/2s, 2007                                298,700
            730,000 Williams Communications Group, Inc. sr. notes 11 7/8s, 2010                             306,600
          1,570,000 Williams Communications Group, Inc. sr. notes 11.7s, 2008                               651,550
            180,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                              75,600
            200,000 Williams Communications Group, Inc. sr. notes 10.7s, 2007                                84,000
          3,976,000 WinStar Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (14 3/4s, 4/15/05), 2010 (In default) (NON) (STP)                                 24,850
            920,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010
                    (In default) (NON)                                                                        9,200
             10,000 WinStar Communications, Inc. sr. notes 12 1/2s, 2008
                    (In default) (NON)                                                                           63
            900,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008 (In default) (NON)                     9,000
            670,000 XO Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9.45s, 4/15/03), 2008 (STP)                                                      87,100
            250,000 XO Communications, Inc. sr. notes 10 3/4s, 2008                                          50,000
            640,000 XO Communications, Inc. 144A sr. notes 12 1/2s, 2006                                    134,400
                                                                                                      -------------
                                                                                                         37,418,708

Consumer Cyclicals (9.9%)
-------------------------------------------------------------------------------------------------------------------
            570,000 Adams Outdoor Advertising bank term loan FRN Ser. B,
                    6.465s, 2008 (acquired 8/1/01, cost $570,000) (RES)                                     566,438
          1,565,000 Affinity Group Holdings sr. notes 11s, 2007                                           1,205,050
            844,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   818,680
            250,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                           242,500
            470,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon
                    Ser. B, zero % (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                          61,100
          1,040,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               691,600
          1,455,000 American Standard Companies, Inc. company guaranty
                    7 5/8s, 2010                                                                          1,429,538
             80,000 American Standard Companies, Inc. company guaranty
                    7 1/8s, 2003                                                                             78,800
            560,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                  565,600
            650,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                        689,000
            390,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               390,000
            230,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                           190,900
            750,000 Autonation, Inc. 144A sr. notes 9s, 2008                                                705,000
          1,060,159 Autotote Corp. bank term loan FRN Ser. B, 7.795s, 2007
                    (acquired 10/13/00, cost $1,057,509) (RES)                                            1,054,858
            167,821 Autotote Corp. bank term loan FRN Ser. A, 7.125s, 2007
                    (acquired 6/6/01, cost $161,871) (RES)                                                  165,303
            220,000 Autotote Corp. company guaranty Ser. B, 12 1/2s, 2010                                   217,800
            540,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                    518,400
            320,000 Building Materials Corp. company guaranty 8s, 2008                                      201,600
            510,000 CanWest Media, Inc. 144A sr. sub. notes 10 5/8s, 2011
                    (Canada)                                                                                502,350
          1,530,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        1,560,600
            840,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                           756,000
            740,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             666,000
            270,000 Dana Corp. notes 6 1/4s, 2004                                                           240,300
          1,330,000 Dana Corp. 144A sr. notes 9s, 2011                                                    1,170,400
          1,020,000 Dayton Superior Corp. company guaranty 13s, 2009                                        986,850
            260,000 Del Webb Corp. sr. sub. debs 9 3/4s, 2008                                               265,200
            360,000 Del Webb Corp. sr. sub. debs 9 3/8s, 2009                                               363,600
             60,000 Del Webb Corp. sr. sub. debs 9s, 2006                                                    60,450
            360,000 Delco Remy International, Inc. company guaranty 11s, 2009                               356,400
             60,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                            59,400
            584,000 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                          204,400
          1,674,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                       225,997
          1,420,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                1,199,900
            310,000 Exide Corp. sr. notes 10s, 2005                                                         217,000
            260,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                                24,700
            810,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                76,950
             90,000 Felcor Lodging company guaranty 9 1/2s, 2008                                             77,400
          1,050,000 Felcor Lodging 144A sr. notes 8 1/2s, 2011                                              945,000
          1,299,784 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                        779,870
            560,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                        210,000
            670,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                               603,000
             80,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                        68,800
             20,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                               19,800
            270,000 Harrah's Entertainment, Inc. company guaranty 7 1/2s, 2009                              261,455
            560,000 Harrah's Operating Co., Inc. company guaranty 8s, 2011                                  539,329
          1,090,000 Hayes Lemmerz International, Inc. company guaranty Ser. B,
                    8 1/4s, 2008                                                                            218,000
            380,000 Hayes Lemmerz International, Inc. 144A company guaranty
                    11 7/8s, 2006                                                                           216,600
            220,000 Hayes Wheels International, Inc. company guaranty Ser. B,
                    9 1/8s, 2007                                                                             44,000
            590,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                            129,800
            650,000 Herbst Gaming, Inc. 144A secd. notes 10 3/4s, 2008                                      601,250
          3,695,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            2,974,475
            360,000 Hollinger International Publishing, Inc. company guaranty
                    9 1/4s, 2007                                                                            331,200
            420,000 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010
                    (Canada)                                                                                310,800
            980,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   980,000
            380,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              315,400
          1,040,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               1,019,200
            843,074 Interact Operating Co. notes 14s, 2003 (In default) (NON) (PIK)                              84
            720,000 International Game Technology sr. notes 8 3/8s, 2009                                    720,000
          1,710,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,692,900
            150,000 Isle of Capri Black Hawk LLC 1st mtge. Ser. B, 13s, 2004                                163,500
            410,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                              364,900
            660,000 ITT Corp. notes 6 3/4s, 2005                                                            644,985
            150,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                     138,000
          1,140,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            1,151,400
            640,000 K mart Corp. notes 8 3/8s, 2004                                                         611,200
            550,000 K mart Corp. 144A notes 9 7/8s, 2008                                                    511,500
            670,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                           663,300
            315,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                           88,200
            920,000 KB Home sr. sub. notes 9 1/2s, 2011                                                     860,200
            530,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                    381,600
            460,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                         466,900
            600,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                           603,000
            670,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         663,689
          1,100,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       1,087,339
            250,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       263,750
            510,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                     479,400
            930,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              660,300
             80,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                             77,300
            910,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              841,750
            740,000 Meristar Hospitality Corp. 144A sr. notes 9 1/8s, 2011                                  562,400
            170,000 Meristar Hospitality Corp. 144A sr. notes 9s, 2008                                      137,700
          1,240,000 MGM Mirage company guaranty 8 1/2s, 2010                                              1,160,603
            790,000 MGM Mirage company guaranty 8 3/8s, 2011                                                711,000
            560,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            565,600
            600,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                       603,000
             60,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                               56,400
            410,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                          369,513
            360,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             320,400
             90,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                         78,300
            200,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        192,000
          1,320,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                           726,000
            180,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              174,600
          1,210,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            1,152,525
            600,000 Penn National Gaming, Inc. company guaranty Ser. B,
                    11 1/8s, 2008                                                                           600,000
          1,390,000 Perry-Judd company guaranty 10 5/8s, 2007                                             1,153,700
            350,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            227,500
            770,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                    704,550
          1,140,000 PRIMEDIA, Inc. 144A sr. notes 8 7/8s, 2011                                              855,000
            640,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               657,600
            140,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                          131,600
          1,940,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              1,455,000
          1,781,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          1,264,510
          1,000,000 Sealy Mattress Co. company guaranty stepped-coupon Ser. B,
                    zero % (10 7/8s, 12/15/02), 2007 (STP)                                                  800,000
            410,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  379,250
            560,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                           520,800
            870,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            809,100
            130,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                       118,300
            210,000 Station Casinos, Inc. 144A sr. sub. notes 9 3/4s, 2007                                  191,100
            360,000 Tenneco, Inc. company guaranty 11 5/8s, 2009 (Malaysia)                                 117,000
            360,000 Toll Corp. company guaranty 8 1/8s, 2009                                                324,000
            220,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                  205,700
          1,140,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                      706,800
            900,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 711,000
          2,430,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                   2,460,375
            700,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                    637,000
            190,000 Venture Holdings Trust 144A sr. notes Ser. B, 9 1/2s, 2005                              142,500
            100,786 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                80,628
            100,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                89,000
          1,350,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          445,500
                                                                                                      -------------
                                                                                                         65,106,794

Consumer Goods (9.9%)
-------------------------------------------------------------------------------------------------------------------
          1,020,000 Acme Television company guaranty 10 7/8s, 2004                                          897,600
          1,610,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010                                 1,416,800
            990,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011                                   866,250
            560,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                    453,600
          1,793,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                          1,559,910
          1,000,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009                            810,000
            930,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                            934,650
            300,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                       294,000
            350,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     304,500
            245,900 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           265,572
            700,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004                                    434,000
            410,000 Armkel, LLC/Armkel Finance 144A sr. sub. notes 9 1/2s, 2009                             414,100
            235,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                  190,350
            800,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                             648,000
             10,263 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia)
                    (In default) (NON) (PIK)                                                                      1
            800,000 Benedek Communications Corp. sr. disc. notes 13 1/4s, 2006                              432,000
            120,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        121,510
          1,560,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                      1,465,261
            115,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s, 2004
                    (Bermuda)                                                                                28,750
          1,910,000 Chancellor Media Corp. company guaranty 8s, 2008                                      1,967,300
            160,000 Charter Communications Holdings, LLC sr. disc. notes
                    stepped-coupon zero % (13 1/2s, 1/15/06) 2011 (STP)                                      94,400
          1,340,000 Charter Communications Holdings, LLC sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                    723,600
          1,620,000 Charter Communications Holdings, LLC sr. notes 11 1/8s, 2011                          1,620,000
            170,000 Charter Communications Holdings, LLC sr. notes 10 3/4s, 2009                            170,850
            610,000 Charter Communications Holdings, LLC sr. notes 10s, 2009                                573,400
          1,890,000 Charter Communications Holdings, LLC sr. notes 8 5/8s, 2009                           1,682,100
            310,000 Charter Communications Holdings, LLC sr. notes 8 1/4s, 2007                             279,000
            390,000 Chiquita Brands International, Inc. sr. notes 10 1/4s, 2006
                    (In default) (NON)                                                                      257,400
          1,600,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                1,248,000
             30,000 Comcast UK Cable, Ltd. deb. 11.2s, 2007 (Bermuda)                                        19,425
            150,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                145,125
            700,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                            703,500
            210,000 Cott Corp. sr. notes 8 1/2s, 2007 (Canada)                                              211,050
          1,600,000 CSC Holdings, Inc. sr. sub. notes 9 7/8s, 2006                                        1,600,000
            210,000 Del Monte Corp. 144A sr. sub. notes 9 1/4s, 2011                                        212,100
          2,550,000 Diamond Cable Communication PLC sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                1,013,625
          2,742,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                    308,475
          1,370,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                         1,075,450
            350,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                   357,000
            570,000 Doskocil Manufacturing Co. sr. sub. notes 10 1/8s, 2007
                    (In default) (NON)                                                                       68,400
            380,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                228,000
          3,000,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                      3,030,000
          1,480,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             1,443,000
            250,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                  231,250
            400,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                   220,000
            730,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                  737,300
            330,000 Fleming Companies, Inc. company guaranty Ser. B, 10 1/2s, 2004                          326,700
            850,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                   799,000
          1,320,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     1,372,800
            350,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                        358,750
            270,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                          245,700
             90,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                   60,300
            530,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  360,400
            260,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                     228,800
            260,000 Great Atlantic & Pacific Tea Co. sr. notes 7.7s, 2004                                   241,800
            680,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                             442,000
          1,850,000 Insight Communications Company, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 2/15/06), 2011 (STP)                                  1,017,500
          1,000,000 Insight Midwest LP/Insight Capital, Inc. bank term loan FRN
                    5 1/2s, 2009 (acquired 1/9/01, cost $998,500) (RES)                                     996,500
            530,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 10 1/2s, 2010                        548,550
            650,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                              334,750
             30,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 5/1/03), 2009 (STP)                                                             2,700
             60,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                          19,800
            500,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007 (In default) (NON)                    36,250
          1,320,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                               957,000
            120,000 LIN Holdings Corp. 144A sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                         66,000
            260,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      237,900
            390,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                          370,500
            190,000 News America, Inc. sr. notes 6 5/8s, 2008                                               192,280
          1,115,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                           981,200
          1,510,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                                777,650
          1,150,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                598,000
            510,000 NTL Communications Corp. sr. notes stepped-coupon Ser. B,
                    zero % (12 3/8s, 10/1/03), 2008 (STP)                                                   158,100
          1,090,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                                               566,800
            400,000 ONO Finance PLC sr. notes 14s, 2011 (United Kingdom)                                    232,000
            180,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                    106,200
             25,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     24,000
            190,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                             161,500
            680,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                               557,600
            550,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                    552,750
            310,000 Polaroid Corp. sr. notes 11 1/2s, 2006                                                   75,950
            650,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        659,750
          2,775,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                            2,622,375
            570,000 Quebecor Media, Inc. 144A sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                          290,700
            720,000 Quebecor Media, Inc. 144A sr. notes 11 1/8s, 2011 (Canada)                              712,800
          1,896,149 Quorum Broadcast Holdings, LLC notes stepped-coupon zero % (15s, 5/15/06), 2009 (acquired 5/15/01,
                    cost $753,466) (RES) (STP)                                                              753,530
            990,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    524,700
            500,000 Radio One, Inc. 144A sr. sub. notes 8 7/8s, 2011                                        497,500
            100,000 RCN Corp. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 10/15/02), 2007 (STP)                                                          23,000
            470,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                             108,100
            780,000 RCN Corp. sr. notes 10 1/8s, 2010                                                       265,200
          1,265,850 Regal Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s, 2006
                    (acquired various dates 3/1/01 to 3/14/01,
                    cost $1,113,743) (RES)                                                                1,271,276
            146,029 Regal Cinemas, Inc. bank term loan FRN Ser. C, 7 1/2s, 2006
                    (acquired 3/26/01, cost $131,426) (RES)                                                 146,655
            699,791 Regal Cinemas, Inc. bank term loan FRN Ser. A, 7s, 2006
                    (acquired 3/14/01, cost $627,188) (RES)                                                 704,457
              1,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008 (In default) (NON)                          180
            130,000 Revlon Consumer Products sr. notes 9s, 2006                                              94,900
            810,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                    372,600
            130,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                   135,200
            550,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                          572,000
            650,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                            585,000
            940,000 Sbarro, Inc. company guaranty 11s, 2009                                                 864,800
            470,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                          460,600
            800,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                         80
            700,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                637,000
             30,000 Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                  28,500
            440,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                              396,000
            350,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                  329,000
            200,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               173,000
          1,437,000 Southland Corp. deb. Ser. B, 4s, 2004                                                 1,293,300
            560,000 Supercanal Holdings SA 144A sr. notes 11 1/2s, 2005
                    (Argentina) (In default) (NON)                                                           56,000
            320,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                        198,400
            260,000 TeleWest Communications PLC deb. 9 5/8s, 2006
                    (United Kingdom)                                                                        150,800
            280,000 TeleWest Communications PLC Structured Notes 10 7/8s
                    (issued by DLJ International Capital) 2005 (United Kingdom)                             179,844
             60,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                   60,600
          1,060,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 1,022,900
            560,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                   551,600
            586,000 United Artists Theatre sr. sub. notes Ser. B, 10.415s, 2007
                    (In default) (NON)                                                                       23,440
          1,475,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s, 2008
                    (In default) (NON)                                                                       59,000
          2,610,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009
                    (Netherlands)                                                                           234,900
          2,360,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                             200,600
            250,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                              23,750
             50,000 United Pan-Europe NV sr. notes Ser. B, 10 7/8s, 2007
                    (Netherlands)                                                                             7,000
            890,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009
                    (Netherlands)                                                                           133,500
            290,000 United Rentals (North America), Inc. 144A company guaranty
                    10 3/4s, 2008                                                                           284,925
            895,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                      214,800
            590,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                  277,300
          1,330,000 Young Broadcasting, Inc. 144A sr. sub. notes 10s, 2011                                1,064,000
                                                                                                      -------------
                                                                                                         65,029,896

Energy (2.7%)
-------------------------------------------------------------------------------------------------------------------
            410,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                               405,900
            550,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         541,750
          1,780,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                 1,673,200
            410,000 El Paso Energy Partners L.P. 144A company guaranty
                    8 1/2s, 2011                                                                            410,000
            290,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                         292,900
            380,000 Forest Oil Corp. 144A sr. notes 8s, 2008                                                368,600
             60,000 Giant Industries Corp. company guaranty 9s, 2007                                         55,200
            400,000 Grant Prideco, Inc. company guaranty Ser. B, 9 5/8s, 2007                               380,000
            370,000 Hanover Equipment Trust 144A sec. notes 8 1/2s, 2008                                    367,225
            840,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                        877,800
            370,000 Key Energy Services, Inc. company guaranty Ser. B, 8 3/8s, 2008                         368,124
            580,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              617,700
            310,000 Lone Star Technologies, Inc. 144A sr. sub. notes 9s, 2011                               260,400
            820,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         818,975
          1,270,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  1,200,150
            210,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                    195,825
            800,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                836,504
          1,140,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                           1,128,600
          2,260,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           2,406,900
            290,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                  288,550
             90,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                 90,900
            800,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   824,000
            270,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                    121,500
            580,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                            613,489
            230,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        223,100
             50,000 Triton Energy, Ltd. sr. notes 9 1/4s, 2005                                               54,875
            490,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007 (Cayman Islands)                             539,000
            600,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     634,500
            500,000 Vintage Petroleum, Inc. sr. sub. notes 9s, 2005                                         488,750
            360,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     355,500
            500,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004 (In default) (NON)                        150,000
            160,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                               163,200
                                                                                                      -------------
                                                                                                         17,753,117

Financial (2.6%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                             63,000
            820,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004 (In default) (NON)                    311,600
            460,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                   450,800
            700,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    665,000
            790,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                   616,200
          1,380,000 Delta Financial Corp. company guaranty 9 1/2s, 2004
                    (In default) (NON)                                                                      400,200
          3,439,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 1,375,600
          1,010,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                1,029,422
          2,980,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (South Korea)                               3,069,400
            352,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005                                   176,000
            390,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                            374,400
EUR       2,450,000 Kredit Fuer Wiederaufbau bonds 5 1/2s, 2007 (Germany)                                 2,338,915
$           670,000 Local Financial Corp. sr. notes 11s, 2004                                               670,000
            420,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 126,000
            620,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                  576,600
            360,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               342,000
            655,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                            546,925
            760,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         729,600
          2,130,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       2,332,350
            630,000 Superior Financial 144A sr. notes 8.65s, 2003                                           646,392
            340,000 Willis Corroon Corp. 144A company guaranty 9s, 2009                                     343,400
                                                                                                      -------------
                                                                                                         17,183,804

Health Care (2.7%)
-------------------------------------------------------------------------------------------------------------------
            570,000 ALARIS Medical Systems, Inc. 144A company guaranty
                    9 3/4s, 2006                                                                            456,000
            940,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                           413,600
            560,000 AmerisourceBergen Corp. 144A sr. notes 8 1/8s, 2008                                     574,000
            360,000 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009                                        378,000
            360,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         388,800
            760,000 Conmed Corp. company guaranty 9s, 2008                                                  760,000
            190,000 DaVita, Inc. company guaranty Ser. B, 9 1/4s, 2011                                      196,650
            120,000 Genesis Health Ventures, Inc. bank term loan FRN 6.751s,
                    2004 (acquired 6/8/01, cost $83,100) (In default) (NON) (RES)                            86,700
            480,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              340,800
          1,500,000 HCA, Inc. med. term notes 8.85s, 2007                                                 1,627,500
            560,000 HCA, Inc. notes 8 3/4s, 2010                                                            604,800
          1,370,000 HCA, Inc. notes 7s, 2007                                                              1,370,000
            490,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                          529,200
          1,000,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                           4,490
            380,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                           1,706
            735,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                            712,950
            200,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                           221,500
            120,000 Loewen Group International, Inc. company guaranty Ser. 6,
                    7.2s, 2003 (In default) (NON)                                                            55,800
            120,000 Loewen Group International, Inc. 144A company guaranty
                    Ser. 4, 8 1/4s, 2003 (In default) (NON)                                                  69,000
            120,000 Loewen Group International, Inc. company guaranty Ser. 7,
                    7.6s, 2008 (In default) (NON)                                                            55,800
CAD         200,000 Loewen Group, Inc. (The) company guaranty Ser. 5,
                    6.1s, 2002 (Canada) (In default) (NON)                                                   79,139
$         1,190,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                1,142,400
            260,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                              263,250
          1,480,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                          10,330
            310,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (NON) (STP)                                                             2,164
            760,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                 7,600
            560,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                                56
             80,000 Multicare Cos., Inc. bank term loan FRN Ser. B, 8 1/4s,
                    2004 (acquired 6/8/01, cost $55,400) (In default) (NON) (RES)                            60,400
          1,590,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          63,600
            570,000 Omnicare, Inc. 144A sr. sub. notes 8 1/8s, 2011                                         581,400
            815,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                       257,744
             80,000 Service Corp. International notes 7.7s, 2009                                             68,800
          1,930,000 Service Corp. International notes 6s, 2005                                            1,621,200
            720,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                           759,600
          1,005,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                          101
            500,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                    (In default) (NON)                                                                           50
            320,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   339,200
          1,710,000 Triad Hospitals Holdings company guaranty Ser. B,
                    11s, 2009                                                                             1,846,800
          1,000,000 Triad Hospitals, Inc. bank term loan FRN Ser. B,
                    6.53s, 2008 (acquired 4/24/01, cost $999,000) (RES)                                   1,006,000
            100,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                             102,000
            560,000 Vanguard Health Systems, Inc. 144A sr. sub. notes
                    9 3/4s, 2011                                                                            574,000
                                                                                                      -------------
                                                                                                         17,633,130

Technology (0.7%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Amkor Technologies, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                             358,800
            200,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                           160,000
            320,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2006                                           265,600
            340,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (NON)                                     243,100
            720,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                              667,800
          1,250,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/03), 2008 (STP)                                                        50,000
            100,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s, 2010
                    (Singapore)                                                                              98,000
            710,000 Intira Corp. bonds zero %, 2010 (acquired 1/31/00,
                    cost $378,366) (RES)                                                                      7,100
          1,700,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                          1,394,000
            450,000 SCG Holding & Semiconductor Corp. company guaranty
                    12s, 2009                                                                               225,000
            150,000 Seagate Technology, Inc. 144A company guaranty 12 1/2s, 2007
                    (Cayman Islands)                                                                        148,500
            545,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                            381,500
            410,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005
                    (In default) (NON) (STP)                                                                     41
            290,000 Telex Communications, Inc. company guaranty 10 1/2s, 2007                                72,500
            980,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         196,000
                                                                                                      -------------
                                                                                                          4,267,941

Transportation (1.3%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                        33,600
            420,000 American Airlines, Inc. bonds Ser. 01-2, Class B, 8.608s, 2011                          430,500
            210,000 American Airlines, Inc. 144A pass thru certificates Ser. 01-2,
                    Class A-2, 7.858s, 2011                                                                 217,014
            980,000 Calair, LLC 144A company guaranty 8 1/8s, 2008                                          943,250
             65,000 International Shipholding Corp. sr. notes 9s, 2003                                       64,919
            740,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                            754,800
            250,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                         36,250
            380,000 Navistar International Corp. company guaranty Ser. B,
                    9 3/8s, 2006                                                                            368,600
            990,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 871,200
            130,000 Newport News Shipbuilding, Inc. sr. notes 8 5/8s, 2006                                  132,600
            240,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                  177,600
            540,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  388,800
            790,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                           805,800
            140,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                   57,400
          1,831,810 Transportation Tech. bank term loan FRN Ser. B, 7.546s, 2007
                    (acquired 2/29/00, cost $1,827,230) (RES)                                             1,190,676
            190,000 Travel Centers of America notes 12 3/4s, 2009                                           190,000
          1,200,000 United Airlines, Inc. deb. 9 1/8s, 2012                                                 924,000
          1,450,000 US Air, Inc. pass thru certificates Ser. 93-A2, 9 5/8s, 2003                          1,102,000
                                                                                                      -------------
                                                                                                          8,689,009

Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------
            480,000 AES Corp. (The) notes 8 3/4s, 2008                                                      408,000
          1,510,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                1,283,500
            910,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  773,500
            370,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                            377,400
            660,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            660,000
          1,270,000 Calpine Canada Energy Finance company guaranty
                    8 1/2s, 2008 (Canada)                                                                 1,280,610
            390,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   397,800
            460,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    459,351
          1,630,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  1,582,192
            700,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    675,977
             30,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                     28,092
            280,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   278,399
          1,410,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       1,367,700
            340,000 Edison International notes 6 7/8s, 2004                                                 290,700
            370,000 Edison Mission Energy 144A sr. notes 10s, 2008                                          377,766
          1,650,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                   1,834,767
            760,000 Mission Energy Holding 144A sec. notes 13 1/2s, 2008                                    780,900
            771,079 Northeast Utilities notes Ser. A, 8.58s, 2006                                           820,875
            193,600 Northeast Utilities notes Ser. B, 8.38s, 2005                                           204,633
            360,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005                                  334,800
            920,000 Southern California Edison Co. notes 8.95s, 2003                                        802,700
             90,000 Southern California Edison Co. notes 6 3/8s, 2006                                        74,700
          1,116,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                              1,127,160
                                                                                                     --------------
                                                                                                         16,221,522
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $387,573,289)                              $  309,653,469

FOREIGN GOVERNMENT BONDS AND NOTES (16.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD       9,075,000 Argentina (Republic of) unsub. notes stepped-coupon
                    Ser. 2008, 7s (15 1/2s, 12/19/04), 2008 (STP)                                    $    5,456,798
USD       7,795,000 Brazil (Federal Republic of) notes 14 1/2s, 2009                                      7,356,921
CAD       2,465,000 Canada (Government of) bonds 6s, 2011                                                 1,640,103
CAD       1,630,000 Canada (Government of) bonds 5 1/2s, 2010                                             1,048,277
CAD       9,250,000 Canada (Government of) bonds Ser. WH31, 6s, 2008                                      6,184,236
USD         450,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                              439,915
EUR       1,080,000 France (Government of) deb. 4s, 2009                                                    933,190
EUR      30,810,000 Germany (Federal Republic of) bonds Ser. 132, 4 1/8s, 2004                           28,375,109
EUR       3,585,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                 3,546,491
EUR       6,220,000 Italy (Government of) treasury bonds 5 1/2s, 2010                                     5,861,526
NZD       3,685,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  1,558,985
USD      11,290,000 Russia (Federation of) unsub. 10s, 2007                                               9,991,650
USD      10,520,000 Russia (Federation of) unsub. 8 1/4s, 2010                                            7,995,200
SEK      93,685,000 Sweden (Government of) Ser. 1045, 5 1/4s, 2011                                        8,738,954
USD         785,000 Turkey (Republic of) bonds 11 3/4s, 2010                                                682,008
GBP       4,030,000 United Kingdom Treasury bonds 7 1/4s, 2007                                            6,644,579
USD       7,830,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                      8,349,129
                                                                                                     --------------
                    Total Foreign Government Bonds and Notes
                    (cost $104,170,263)                                                              $  104,803,071
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (3.1%)
-------------------------------------------------------------------------------------------------------------------
$            24,783 Federal Home Loan Mortgage Association 6 1/2s,
                    September 1, 2002                                                                $       24,906
                    Federal Home Loan Mortgage Corporation
          1,950,000 5 1/4s, January 15, 2006                                                              1,842,148
                    Federal Home Loan Mortgage Corporation Strip
            732,995 7s, December 1, 2026                                                                    122,777
            665,226 zero %, October 1, 2027                                                                 591,740
                    Federal National Mortgage Association
                    Pass-Through Certificates
                619 8 1/2s, March 1, 2006                                                                       650
             47,848 8s, with due dates from October 1, 2025 to July 1, 2028                                  50,521
          6,267,755 7 1/2s, with due dates from December 1, 2029
                    to June 1, 2031                                                                       6,520,209
            230,000 6 5/8s, September 15, 2009                                                              252,246
              8,379 6 1/2s, August 1, 2010                                                                    8,685
          3,999,997 6s, June 1, 2031                                                                      3,990,437
                    Government National Mortgage Association
                    Pass-Through Certificates
             26,622 8s, July 15, 2023                                                                        28,356
          2,450,070 7 1/2s, with due dates from July 15, 2029
                    to January 15, 2030                                                                   2,560,838
          4,040,254 7s, with due dates from January 15, 2025
                    to December 15, 2028                                                                  4,206,536
            272,079 6 1/2s, January 15, 2029                                                                278,805
                                                                                                      -------------
                                                                                                         20,478,854

U.S. Treasury Obligations (8.1%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Notes
         30,465,000 5 3/4s, August 15, 2010 (SEG)                                                        32,992,680
          1,655,000 4 5/8s, May 15, 2006                                                                  1,712,925
         12,185,000 2 3/4s, September 30, 2003                                                           12,164,042
          8,700,000 U.S. Treasury Strip zero %, August 15, 2009                                           6,042,150
                                                                                                     --------------
                                                                                                         52,911,797
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $70,296,050)                                                               $   73,390,651

COLLATERALIZED MORTGAGE OBLIGATIONS (6.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         4,100,000 Amresco Commercial Mortgage Funding I Ser. 97-C-I,
                    Class F, 7.64s, 2029                                                             $    4,301,797
            545,000 Chase Commercial Mortgage Securities Corp. Ser. 00-3,
                    Class G, 6.887s, 2019                                                                   446,900
          1,660,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Class D, 7.052s, 2010                                                                 1,637,823
         54,121,370 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 1.165s, 2020                                                      3,276,880
                    CS First Boston Mortgage Securities Corp.
            520,000 Ser. 01-CF2, Class E, 7.29s, 2011                                                       544,183
            540,000 Ser. 01-CF2, Class G, 6.93s, 2011                                                       531,213
         30,873,886 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                    Class X, IO, 1.234s, 2023                                                             1,411,033
                    Euro Loan Conduit 144A
            500,000 FRN Ser. 7A, Class E, 8.43s, 2006 (United Kingdom)                                      690,665
          1,000,000 FRN Ser. 7A, Class D, 6.68s, 2006 (United Kingdom)                                    1,454,805
                    Fannie Mae
            835,576 Ser. 93-245, Class SD, 12.404s, 2023                                                    856,074
          1,502,714 Ser. 99-52, Class MO zero %, 2026                                                     1,393,649
          8,818,803 FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.72s, 2020                          800,582
                    Freddie Mac
            672,197 Ser. 2319, Class S, 13.607s, 2031                                                       667,366
            396,471 Ser. 1717, Class L, 6 1/2s, 2024                                                        414,142
          1,434,000 Ser. 44, Class SG, IO, 4s, 2023                                                         100,994
            723,763 Ser. 2302, Class LO, Principal Only (PO), zero %, 2031                                  648,447
            186,822 Ser. 180, PO, zero %, 2026                                                              166,242
            550,000 GE Capital Commercial Mortgage Corp. Ser. 01-1, Class G,
                    7.04s, 2011                                                                             543,813
          1,990,000 General Growth Properties Ala Moa FRB Ser. 99-C1, Class E,
                    5.83s, 2009                                                                           1,990,000
            410,000 General Growth Properties-Homart 144A FRB Ser. 99-C1,
                    Class G, 6.08s, 2003                                                                    410,000
                    General Growth Properties-Ivanhoe
            468,778 FRB Ser. 99-C1, Class G, 6.83s, 2004                                                    468,778
            792,327 FRB Ser. 99-C1, Class F, 6.08s, 2004                                                    792,327
                    Government National Mortgage Association
         12,933,944 Ser. 99-42, Class SB, IO, 4.96s, 2027                                                   832,623
          8,696,354 Ser. 99-34, Class SB, IO, 4.51s, 2027                                                   521,781
          1,090,700 Ser. 98-2, Class EA, PO, zero %, 2028                                                   971,100
            650,356 Ser. 99-42, PO, zero %, 2027                                                            621,903
          1,075,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C, 5.16s, 2041
                    (United Kingdom)                                                                      1,072,313
          5,065,000 Holmes Financing PLC Ser. 1, Class 2C, 4.92s, 2040                                    5,034,610
                    Merrill Lynch Mortgage Investors, Inc.
         18,099,017 Ser. 96-C2, IO, 9.038s, 2028                                                          1,218,856
         17,043,265 Ser. 98-C2, IO, 7.86s, 2030                                                           1,142,431
          4,330,000 Ser. 98-C2, Class D, 7.86s, 2030                                                      4,465,096
          1,070,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      1,066,238
          1,150,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                       829,168
          5,916,631 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
                    8.05s, 2012                                                                             342,980
            100,996 Prudential Home Mortgage Securities Ser. 93-57, Class A4,
                    5.9s, 2023                                                                              102,750
            303,622 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                     313,520
          2,500,000 Starwood Asset Receivables Trust FRB Ser. 00-1, Class E,
                    6.33s, 2005                                                                           2,515,750
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $42,714,201)                                                               $   44,598,832

BRADY BONDS (3.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         2,214,400 Argentina (Republic of) debs. FRB 3 3/8s, 2005                                   $    1,555,616
         12,915,000 Brazil (Federal Republic of) govt. guaranty FRB 5 1/2s, 2012                          7,619,850
          4,821,300 Bulgaria (Government of) deb. Ser. PDI, 4.563s, 2011                                  3,748,561
          1,415,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                        918,052
          6,015,000 United Mexican States bonds Ser. XW, 10 3/8s, 2009                                    6,579,207
          3,869,000 Venezuela (Republic of) deb. Ser. DL, 4 3/4s, 2007                                    3,066,183
                                                                                                     --------------
                    Total Brady Bonds (cost $25,681,060)                                             $   23,487,469

PREFERRED STOCKS (1.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             10,644 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                            $          106
             56,000 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                  1,400,000
             30,000 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                   1,695,000
              3,150 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                                81,900
             18,412 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                    1,933,260
             19,200 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                               67,200
              1,828 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                    1,663,480
                320 First Republic Capital Corp. 144A 10.50% pfd.                                           283,200
             11,765 Fitzgeralds Gaming Corp. 15% cum. pfd.                                                      118
              1,793 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                       376,530
              2,019 ICG Holdings, Inc. 144A 14.00% pfd. (Canada) (In default) (NON) (PIK)                        20
              1,266 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                             1,341,960
                  7 Nextel Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                                3,640
                330 Nextel Communications, Inc. 144A Ser. E, 11.125% pfd. (PIK)                             135,300
                247 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    2,198,300
              1,100 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  879,744
                                                                                                     --------------
                    Total Preferred Stocks (cost $15,672,076)                                        $   12,059,758

ASSET-BACKED SECURITIES (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         4,605,000 Conseco Finance Securitization Corp. Ser. 00-4, Class A6,
                    8.31s, 2032                                                                      $    5,072,695
          1,100,000 Conseco Finance Securitizations Corp. Ser. 00-6, Class M2,
                    8.2s, 2032                                                                            1,142,362
            901,517 Resolution Trust Corp. Ser. 94-1, Class M1, 7.14s, 2029                                 887,994
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $6,486,226)                                  $    7,103,051

CONVERTIBLE BONDS AND NOTES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           570,000 American Tower Corp. cv. notes 5s, 2010                                          $      424,821
            570,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                    549,708
          1,430,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          543,400
            490,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                            463,050
            111,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                     90,465
          1,010,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                  512,575
            310,000 Rogers Communications cv. deb. 2s, 2005 (Canada)                                        235,600
             50,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                    24,581
            310,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                        172,825
            190,000 Total Renal Care Holdings, Inc. 144A cv. notes 7s, 2009                                 180,025
                                                                                                     --------------
                    Total Convertible Bonds and Notes (cost $3,487,945)                              $    3,197,050

COMMON STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                150 AmeriKing, Inc. (NON)                                                            $            2
             28,107 Arch Wireless, Inc. (NON)                                                                   562
             14,080 Aurora Foods, Inc. (NON)                                                                 56,179
              2,955 Axia Holding, Inc. 144A (PIK)                                                            35,460
            149,352 Celcaribe SA (NON)                                                                       18,669
             23,404 Fitzgeralds Gaming Corp. (NON)                                                              234
              4,817 Imperial Credit Industries, Inc. (NON)                                                    2,119
             11,477 Intira Corp. (NON)                                                                            1
              6,795 MPower Holdings Corp. 144A (NON)                                                          1,359
                327 Premium Holdings (L.P.) 144A                                                              5,232
                715 PSF Holdings LLC Class A (NON)                                                        1,144,527
                167 Quorum Broadcast Holdings, Inc. Class E
                    (acquired 5/15/01, cost $166,517) (RES)                                                 166,871
             10,704 Safety Components International, Inc.
                    (acquired 7/21/97, cost $200,000) (RES) (NON)                                            85,632
             10,050 Specialty Foods Acquisition Corp. (NON)                                                     101
              1,335 Vast Solutions, Inc. Class B1 (NON)                                                       4,005
              1,335 Vast Solutions, Inc. Class B2 (NON)                                                       4,005
              1,335 Vast Solutions, Inc. Class B3 (NON)                                                       4,005
                                                                                                     --------------
                    Total Common Stocks (cost $3,168,430)                                            $    1,528,963

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                600 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                               $           60
          3,272,864 Contifinancial Corp. Liquidating Trust units 8 1/8s, 2031                               294,558
                390 Mikohn Gaming Corp. 144A units 11 7/8s, 2008                                            366,600
                840 Pegasus Shipping 144A units stepped-coupon zero %
                    (14 1/2s, 6/20/03), 2008 (Bermuda) (STP)                                                 29,400
                500 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   150,000
                                                                                                     --------------
                    Total Units (cost $4,201,604)                                                    $      840,618

WARRANTS (0.1%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  4 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
                480 Bestel SA de CV (Mexico)                                              5/15/05            57,600
                460 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                46
              2,428 CellNet Data Systems, Inc.                                            10/1/07                 2
                900 Colo.com, Inc. 144A                                                   3/15/10                 9
              1,500 Comunicacion Cellular 144A                                            11/15/03            3,000
              1,020 Dayton Superior Corp.                                                 6/15/09            20,400
                 90 Decrane Aircraft Holdings Co.                                         9/30/08                 1
             14,628 Delta Financial Corp.                                                 12/21/10                1
                809 Diva Systems Corp.                                                    5/15/06           202,250
              8,173 Diva Systems Corp. 144A                                               3/1/08             24,516
              1,050 Horizon PCS, Inc.                                                     10/1/01            21,000
              9,768 ICG Communications, Inc.                                              10/15/05               98
             16,858 Imperial Credit Industries, Inc.                                      8/1/08              1,686
                520 Interact Systems, Inc.                                                8/1/03                  1
                520 Interact Systems, Inc. 144A                                           12/15/09                5
             69,097 Intira Corp. Class B                                                  9/29/10                 7
                910 Ipcs Inc. 144A                                                        7/15/10            54,600
                400 Iridium World Com 144A                                                7/15/05                 1
                590 IWO Holdings, Inc.                                                    1/15/11            41,300
              1,140 Jostens, Inc.                                                         5/1/10             22,940
              2,085 KMC Telecommunications Holdings, Inc. 144A                            4/15/08                21
              1,180 Knology Holdings, Inc.                                                10/22/07               59
                544 Leap Wireless International, Inc. 144A                                4/15/10            16,320
                930 McCaw International, Ltd.                                             4/15/07            11,160
                560 Mediq, Inc. 144A                                                      6/1/09                  6
                400 ONO Finance PLC 144A (United Kingdom)                                 2/15/11            16,000
                620 Orbital Imaging Corp. 144A                                            3/1/05                  1
              1,840 Pagemart, Inc. 144A                                                   12/31/03               18
                960 Paxson Communications Corp. 144A                                      6/30/03             3,840
                410 Pliant Corp. 144A                                                     6/1/10                820
              1,220 Raintree Resort 144A                                                  12/1/04                12
                860 Startec Global Communications Corp.                                   5/15/08                26
                185 Sterling Chemicals Holdings                                           8/15/08               111
                410 Telehub Communications Corp. 144A                                     7/31/05                 1
              1,830 Travel Centers of America                                             5/1/09                 18
              1,670 UbiquiTel, Inc. 144A                                                  4/15/10           100,200
              1,260 UIH Australia/Pacific, Inc. 144A                                      5/15/06                13
                680 Veraldo Holdings, Inc. 144A                                           4/15/08               340
                 30 Versatel Telecom NV (Netherlands)                                     5/15/08                30
                100 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
                590 XM Satellite Radio Holdings, Inc. 144A                                3/15/10               590
                                                                                                     --------------
                    Total Warrants (cost $1,001,004)                                                 $      599,051

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 51 Anker Coal Group, Inc. 14.25% cv. pfd.                                           $          255
                520 Interact Systems, Inc. 144A 14.00% cv. pfd. (In default) (NON)                                5
              3,800 LTV Corp. (The) 144A $4.125 cv. pfd. (In default) (NON)                                  11,400
                 39 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                   339,300
                115 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                             173
                                                                                                     --------------
                    Total Convertible Preferred Stocks (cost $704,684)                               $      351,133

SHORT-TERM INVESTMENTS (8.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            21,707 Short-term investments held as collateral for loaned securities with yields ranging from 3.62% to 4.05% and due dates
                    ranging from November 2, 2001 to November 26, 2001 (d)                           $       21,675
         27,775,000 Interest in $634,000,000 joint repurchase agreement dated
                    September 28, 2001 with Morgan Stanley Dean Witter & Co.,
                    due October 1, 2001 with respect to various U.S.
                    Government obligations -- maturity value of $27,782,812
                    for an effective yield of 3.375%                                                     27,775,000
         27,500,000 Interest in $500,000,000 joint tri-party repurchase agreement dated September 28, 2001 with Credit Suisse First Boston
                    due October 1, 2001 with respect to various U.S.
                    Government obligations -- maturity value of $27,507,734
                    for an effective yield of 3.375%                                                     27,500,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $55,296,675)                                  $   55,296,675
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $720,453,507) (b)                                        $  636,909,791
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $655,160,767.

  (b) The aggregate identified cost on a tax basis is $723,430,315, resulting in gross unrealized appreciation and depreciation of $15,181,333 and $101,701,857, respectively, or net unrealized depreciation of $86,520,524.

  (d) See footnote J to the financial statements.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2001 was $10,784,116 or 1.6% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts and forward currency contracts at September 30, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at September 30, 2001, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2001:
      (as percentage of Market Value)

           Argentina              1.1%
           Brazil                 2.4
           Canada                 3.1
           Germany                5.4
           Mexico                 2.4
           Russia                 2.8
           Sweden                 1.4
           United Kingdom         2.3
           United States         75.0
           Other                  4.1
                                -----
           Total                100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2001
(aggregate face value $19,728,906)
                                                                   Unrealized
                                    Aggregate Face  Delivery      Appreciation/
                    Market Value         Value        Date       (Depreciation)
------------------------------------------------------------------------------
Australian Dollars   $   679,400     $   718,907    12/19/2001        $(39,507)
Danish Krone             788,532         769,391    12/19/2001          19,141
Japanese Yen          18,089,622      17,892,833    12/19/2001         196,789
Swiss Franc              365,405         347,775    12/19/2001          17,630
------------------------------------------------------------------------------
                                                                      $194,053
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 2001
(aggregate face value $47,483,569)
                                                                   Unrealized
                         Market     Aggregate Face  Delivery      Appreciation/
                         Value           Value        Date       (Depreciation)
------------------------------------------------------------------------------
British Pounds       $ 6,835,178     $ 6,742,687    12/19/2001       $ (92,491)
Canadian Dollar        7,774,081       7,960,510    12/19/2001         186,429
Euro Dollars          23,246,579      22,904,470    12/19/2001        (342,109)
New Zealand Dollar     1,447,487       1,533,438    12/19/2001          85,951
Swedish Krona          8,318,086       8,342,464    12/19/2001          24,378
------------------------------------------------------------------------------
                                                                     $(137,842)
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2001
                                                                   Unrealized
                                    Aggregate Face  Expiration    Appreciation/
                     Total Value         Value         Date      (Depreciation)
------------------------------------------------------------------------------
3 Month Eurodollar
(long)               $ 1,704,938     $ 1,684,230      Mar 02           $20,708
3 Month Eurodollar
(short)                1,706,950       1,686,708      Dec-01           (20,242)
Euro-Bobl (long)      20,653,957      20,504,834      Dec-01           149,123
Euro-Bund (short)      3,858,106       3,854,933      Dec-01            (3,173)
US Treasury Note
10 Yr. (long)         27,195,313      26,907,313      Dec-01           288,000
US Treasury Note
10 Yr. (short)        37,309,629      36,766,172      Dec-01          (543,457)
------------------------------------------------------------------------------
                                                                     $(109,041)
------------------------------------------------------------------------------
Swap Contracts Outstanding at September 30, 2001
                                       Notional    Termination     Unrealized
                                        Amount        Date        Appreciation
------------------------------------------------------------------------------

Agreement with
Merrill Lynch
Capital Services
dated November
18, 2000, to pay
semiannually the
notional amount
multiplied by the
return of
LIBOR-BBA and
receive the
notional amount
multiplied by
3.5475%.                              $6,500,000      Nov-05          $576,676
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $1,821 of securities
on loan (identified cost $720,453,507) (Note 1)                                $636,909,791
-------------------------------------------------------------------------------------------
Cash                                                                              1,780,036
-------------------------------------------------------------------------------------------
Foreign currency (cost $895,441)                                                    918,167
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        14,235,843
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   30,975,219
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             530,318
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                         576,676
-------------------------------------------------------------------------------------------
Total assets                                                                    685,926,050

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                10,350
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             4,483,549
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 23,947,990
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,226,790
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          139,810
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        61,818
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,422
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                474,107
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              301,645
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   21,675
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               94,127
-------------------------------------------------------------------------------------------
Total liabilities                                                                30,765,283
-------------------------------------------------------------------------------------------
Net assets                                                                     $655,160,767

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $844,899,761
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (9,436,074)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions (Note 1)                                      (97,088,172)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                (83,214,748)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $655,160,767

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($655,160,767 divided by 100,133,127 shares)                $6.54
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest income                                                                $ 63,053,356
-------------------------------------------------------------------------------------------
Dividends                                                                         1,709,999
-------------------------------------------------------------------------------------------
Securities lending                                                                      164
-------------------------------------------------------------------------------------------
Total investment income                                                          64,763,519

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,982,371
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      699,966
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    45,716
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,762
-------------------------------------------------------------------------------------------
Other                                                                               444,654
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,185,469
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (71,633)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,113,836
-------------------------------------------------------------------------------------------
Net investment income                                                            58,649,683
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (26,574,428)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     715,591
-------------------------------------------------------------------------------------------
Net realized gain on written options (Note 1)                                        16,274
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (5,329,099)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        273,838
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                               924,270
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments,
futures and swap contracts during the year                                      (26,931,302)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (56,904,856)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $  1,744,827
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 58,649,683     $ 63,571,481
--------------------------------------------------------------------------------------------------
Net realized loss on investments
and foreign currency transactions                                     (30,897,824)     (37,850,908)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (26,007,032)      (5,069,867)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    1,744,827       20,650,706
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                            (45,980,550)     (64,290,088)
--------------------------------------------------------------------------------------------------
From return of capital                                                (14,497,458)              --
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (58,733,181)     (43,639,382)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     713,893,948      757,533,330
--------------------------------------------------------------------------------------------------
End of year (including distributions
in excess of net investment income
of $9,436,074 and $18,506,036, respectively)                         $655,160,767     $713,893,948
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                       100,133,127      100,133,127
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.13        $7.57        $8.14        $8.79        $8.58
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .58          .63          .58          .71          .64
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.57)        (.43)        (.47)        (.67)         .21
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .01          .20          .11          .04          .85
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.64)        (.56)        (.69)        (.64)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.14)          --         (.12)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.60)        (.64)        (.68)        (.69)        (.64)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.54        $7.13        $7.57        $8.14        $8.79
-----------------------------------------------------------------------------------------------------
Market value,
end of period                         $6.050       $6.438       $6.438       $7.750       $8.125
-----------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                     3.06        10.72        (9.09)        3.91        17.54
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $655,161     $713,894     $757,533     $814,342     $337,664
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90          .87          .93          .92         1.04
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.50         8.60         7.39         8.13         7.47
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                111.45       116.71       133.72       179.84(d)    220.61
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Intermediate Government Income Trust.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2001, the value of securities loaned amounted to $1,821. The fund received cash collateral of $21,675 which is pooled with collateral of other Putnam funds into 36 issuers of high grade short-term investments.

K) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $71,656,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 7,035,000    September 30, 2003
     2,793,000    September 30, 2004
     1,555,000    September 30, 2005
    10,040,000    September 30, 2007
    25,640,000    September 30, 2008
    24,593,000    September 30, 2009

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transaction, foreign currency gains and losses, post-October loss deferrals, expiration of a capital loss carryover, dividends payable, defaulted bond interest, both realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, the fund reclassified $3,599,171 to increase distributions in excess of net investment income and $2,178,267 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $5,777,438. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $71,633 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $968 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $536,563,429 and $542,446,862, respectively. Purchases and sales of U.S. government obligations aggregated $168,574,804 and $214,175,745, respectively.

Written option transactions during the year are summarized as follows:

                                              Contract             Premiums
                                               Amounts             Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                          $        --            $     --
---------------------------------------------------------------------------
Options opened                               1,216,010              47,062
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                              (1,216,010)            (47,062)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                $        --            $     --
---------------------------------------------------------------------------

Note 4
Share repurchase program

In November 1994, the Trustees authorized the fund to repurchase up to 1,950,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended September 30, 2001, the fund repurchased no shares.

As of September 30, 2001, 570,000 shares have been repurchased since the inception of the program.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.

For the year ended September 30, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 1.19% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

RESULTS OF JUNE 14, 2001 SHAREHOLDER MEETING
(Unaudited)


An annual meeting of shareholders of the fund was held on June 14, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:
                                    Votes              Votes
                                     for              withheld

Jameson Adkins Baxter             92,030,321          3,057,267
J. A. Hill                        92,043,276          3,044,312
Ronald J. Jackson                 92,040,207          3,047,381
Paul L. Joskow                    92,039,989          3,047,599
Elizabeth T. Kennan               91,993,193          3,094,395
Lawrence J. Lasser                92,038,673          3,048,915
John H. Mullin III                92,029,320          3,058,268
R. E. Patterson                   92,066,227          3,021,361
George Putnam, III                92,025,494          3,062,094
A.J.C. Smith                      91,979,894          3,107,694
W. Thomas Stephens                92,026,404          3,061,184
W. Nicholas Thorndike             91,943,693          3,143,895

A proposal to convert your fund from closed-end to open-end status and authorize certain related amendments to the Agreement and Declaration of Trust was defeated as follows: 9,185,005 votes for, and 36,532,101 votes against, with 49,370,482 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


76216  074  9/01